Exhibit 99.1

Investor Relations Contact:	Deepak Chaudhry
Phone:	(812) 962-5095

Media Contact:	Eva Schmitz
Phone:	(812) 962-5011

FOR IMMEDIATE RELEASE

Accuride Corporation Reports Second Quarter Results for 2005

Pro Forma Revenue increased by 29.2% to $342.8 million

Pro Forma Adjusted EBITDA rises by 35.3% to $56.4 million

Pro Forma Net Income rises by 112.5%

EVANSVILLE, Ind. – August 3, 2005 – Accuride Corporation (NYSE: ACW) today announced net sales of $342.8 million for the second quarter ended June 30, 2005.  This compares to net sales of $120.6 million for the second quarter of 2004.  For the six months ended June 30, 2005, net sales were $615.4 million compared to net sales of $232.0 million for the same six-month period in 2004.  Net income was $17.0 million, or $0.54 per diluted share, for the quarter compared to $4.3 million, or $0.28 per diluted share, for the second quarter of 2004.  For the first six months of 2005, net income was $17.2 million, or $0.66 per diluted share, compared to $8.9 million, or $0.59 per diluted share, for the first six months of 2004.  The results reflect continuing strength in the commercial vehicle industry with Class 5-8 builds up 23.3% over the prior year second quarter and the acquisition of Transportation Technologies Industries, Inc. (“TTI”) on January 31, 2005.

Pro Forma Results for the Acquisition of TTI and Initial Public Offering (“IPO”)

The Company’s net sales were $342.8 million for the second quarter of 2005 compared to pro forma net sales of $265.4 million for the prior year, an increase of 29.2%.  For the first six months ended June 30, 2005, pro forma net sales were $669.8 million compared to $511.6 million for the same six-month period in 2004, an increase of 30.9%.

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Adjusted EBITDA was $56.4 million for the second quarter of 2005 compared to pro forma Adjusted EBITDA of $41.7 million for the prior year, an increase of 35.3%.  For the first six months of 2005, pro forma Adjusted EBITDA was $103.4 million compared to $77.8 million for the same six-month period in 2004, an increase of 32.9%.  The purpose and reconciliation of Adjusted EBITDA for the Company to the most directly comparable GAAP measure is set forth in the accompanying schedules.

Net income was $17.0 million for the second quarter of 2005 compared to pro forma net income of $8.0 million for the second quarter of 2004, an increase of 112.5%.  For the first six months of 2005, pro forma net income was $19.3 million compared to $14.7 million for the first six months of 2004, an increase of 31.3%.

Net income adjusted for the initial public offering and other non-operating/non-recurring items, (Pro Forma As Adjusted Operating Earnings or “Operating Earnings”), was $19.1 million, or $0.56 per diluted share, for the quarter ended June 30, 2005, compared to $8.6 million, or $0.25 per diluted share, in 2004, an increase of 122.1%.  Operating Earnings for the quarter exclude $1.6 million in unrealized losses related to the mark-to-market of interest rate swaps and $0.3 million in refinancing costs.  For the first six months of 2005, Operating Earnings were $33.0 million, or $0.96 per diluted share, compared to $16.0 million, or $0.47 per diluted share, in 2004.  For the first six months of 2005, Operating Earnings exclude $0.7 million in unrealized losses related to the mark-to-market of interest rate swaps and $12.2 million in refinancing costs and loss on extinguishment of debt.  The reconciliation of Operating Earnings for the Company to the most directly comparable GAAP measure is set forth in the accompanying schedules.

Liquidity and Cash Flow

At June 30, 2005, the Company had $747.7 million of total debt and $50.9 million of cash for net debt of $696.8 million, which declined by $127.1 million in the quarter.  Included in the decline was $89.6 million in net cash proceeds from the Company’s initial public offering on April 26, 2005.  The Company’s leverage ratio or net debt to pro forma Adjusted EBITDA on June 30, 2005, was 3.8 times.  Furthermore, the Company repaid additional debt of $20 million on August 3, 2005.

For the second quarter of 2005, cash from operating activities was $42.5 million and capital expenditures totaled $5.0 million, producing free cash flow of $37.5 million.

Review and Outlook

“We are very pleased with the strong results in the quarter,” said Terry Keating, Accuride’s President and CEO.  “The Company’s strong performance was due primarily to the continuing favorable demand from our customers and by the improved performance in our component business. It is expected that demand will remain strong in the second half of 2005.  As such, we remain committed to our previous guidance of $205 million in pro forma EBITDA and expect continuing margin improvement from the realization of synergies and the integration of our component business.”

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The Company will conduct a conference call to review and discuss its second quarter results on Wednesday, August 3, 2005, at 1:30 p.m. CDT.  The phone number to access the conference call is (800) 291-9234 in the United States, or (617) 614-3923 internationally, access code 63226925.  A replay will be available beginning August 3, 2005, at 3:30 p.m. CDT, through August 10, 2005, by calling (888) 286-8010 in the United States, or (617) 801-6888 internationally, access code 80883378.  The financial results for the three-month and six-month period ended June 30, 2005, will also be archived at http://www.accuridecorp.com.

Accuride Corporation is one of the largest and most diversified manufacturers and suppliers of commercial vehicle components in North America.  Accuride’s products include commercial vehicle wheels, wheel-end components and assemblies, truck body and chassis parts, seating assemblies and other commercial vehicle components.  Accuride’s products are marketed under its brand names, which include Accuride, Gunite, Imperial, Bostrom, Fabco and Brillion.  For more information, visit Accuride’s website at http://www.accuridecorp.com.

Forward-looking statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, hopes, beliefs and intentions on strategies regarding the future and statements related to the effect of the TTI acquisition on Accuride’s future results.  It is important to note that the Company’s actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including but not limited to, the ability to successfully integrate the above described acquisition, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in the Company’s Securities and Exchange Commission filings.  Accuride assumes no obligation to update the information included in this release.

The unaudited pro forma consolidated statement of operations have been adjusted to give effect to acquisition of TTI and related financings as if these events occurred on January 1, 2004 and 2005.  The unaudited pro forma financial data are for informational purposes only and does not purport to present what our results of operations and financial condition would have been had the acquisition and related financing actually occurred on these earlier dates, nor do they project our results of operations for any future period or our financial condition in the future.  In addition, the pro forma adjustments, as described herein, may differ from preliminary estimates when the respective transactions occur or the purchase accounting analysis is complete.

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ACCURIDE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Historical Results (Restated)(1)
	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
NET SALES	$342,815	$120,631	$615,431	$232,032
COST OF GOODS SOLD	278,092	96,213	504,455	185,996
GROSS PROFIT	64,723	24,418	110,976	46,036

OPERATING EXPENSES:
Selling, General & Administrative	18,854	6,418	34,199	12,789

INCOME FROM OPERATIONS	45,869	18,000	76,777	33,247

OTHER INCOME (EXPENSE):
Interest Income	186	30	267	55
Interest (Expense)	(16,418)	(9,063)	(28,966)	(18,276)
Refinancing Costs and Loss on Extinguishment of Debt	(549)	—	(19,987)	—
Equity in Earnings of Affiliates	207	155	386	293
Other Income (Expense), Net	(745)	(1,676)	(878)	(1,537)

INCOME BEFORE INCOME TAXES	28,550	7,446	27,599	13,782

INCOME TAX PROVISION	11,531	3,117	10,391	4,889

NET INCOME	$17,019	$4,329	$17,208	$8,893

Weighted average common shares outstanding - Basic	30,601	14,656	25,284	14,656

Basic income per share	$0.56	$0.30	$0.68	$0.61

Weighted average common shares outstanding - Diluted	31,377	15,418	26,026	15,037

Diluted income per share	$0.54	$0.28	$0.66	$0.59

Note:

(1)   Effective January 1, 2005, the Company changed its inventory costing method from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method at several business units.  In accordance with generally accepted accounting principles (“GAAP”), the change has been applied by restating the prior year’s consolidated financial statements.

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	Pro Forma Results(1),(2)
	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
NET SALES	$342,815	$265,419	$669,761	$511,600
COST OF GOODS SOLD	278,092	218,121	551,628	423,584
GROSS PROFIT	64,723	47,298	118,133	88,016

OPERATING EXPENSES:
Selling, General & Administrative	18,854	20,218	38,643	38,386

INCOME FROM OPERATIONS	45,869	27,080	79,490	49,630

OTHER INCOME (EXPENSE):
Interest Income	186	30	267	55
Interest (Expense)	(16,418)	(12,925)	(28,508)	(25,847)
Refinancing Costs and Loss on Extinguishment of Debt	(549)	—	(19,987)	—
Equity in Earnings of Affiliates	207	155	386	293
Other Income (Expense), Net	(745)	(1,678)	(882)	(1,537)

INCOME BEFORE INCOME TAXES	28,550	12,662	30,766	22,594

INCOME TAX PROVISION	11,531	4,700	11,495	7,857

NET INCOME	$17,019	$7,962	$19,271	$14,737

Weighted average common shares outstanding - Basic	30,601	22,621	26,612	22,621

Basic income per share	$0.56	$0.35	$0.72	$0.65

Weighted average common shares outstanding - Diluted	31,377	23,334	27,354	23,334

Diluted income per share	$0.54	$0.34	$0.70	$0.63

Note:

(1)   Effective January 1, 2005, the Company changed its inventory costing method from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method at several business units.  In accordance with generally accepted accounting principles (“GAAP”), the change has been applied by restating the prior year’s consolidated financial statements.

(2)   Pro forma results have been adjusted to give effect to the acquisition of TTI and related financings as if these events occurred on January 1, 2004 and 2005.

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ACCURIDE CORPORATION

CONSOLIDATED ADJUSTED EBITDA

(DOLLARS IN THOUSANDS)

(UNAUDITED)

	Historical Results (Restated)(1)
	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
NET INCOME	$17,019	$4,329	$17,208	$8,893
Net Interest Expense	16,781	9,033	48,686	18,221
Income Tax Expense	11,531	3,117	10,391	4,889
Depreciation and Amortization	11,279	7,476	21,196	13,772
EBITDA	56,610	23,955	97,481	45,775
Restructuring, severance and other charges(3)	(995)	—	758	240
Items related to our credit agreement(4)	745	1,676	878	1,537
ADJUSTED EBITDA	$56,360	$25,631	$99,117	$47,552

	Pro Forma Results(1),(2)
	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
PRO FORMA NET INCOME	$17,019	$7,962	$19,271	$14,737
Net Interest Expense	16,781	12,895	48,228	25,792
Income Tax Expense	11,531	4,700	11,495	7,857
Depreciation and Amortization	11,279	12,288	22,800	23,396
PRO FORMA EBITDA	56,610	37,845	101,794	71,782
Restructuring, severance and other charges(3)	(995)	2,203	758	4,476
Items related to our credit agreement(4)	745	1,678	882	1,537
PRO FORMA ADJUSTED EBITDA	$56,360	$41,726	$103,434	$77,795

Note:

(1)   Effective January 1, 2005, the Company changed its inventory costing method from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method at several business units.  In accordance with generally accepted accounting principles (“GAAP”), the change has been applied by restating the prior year’s consolidated financial statements.

(2)   Pro forma results have been adjusted to give effect to the acquisition of TTI and related financings as if these events occurred on January 1, 2004 and 2005.

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(3)   For the three months ended June 30, 2005, Adjusted EBITDA and pro forma Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, plus (i) ($1.0) million for the insurance proceeds related to the business interruption sustained at our facility in Cuyahoga Falls, Ohio.  Item (i) affected gross profit.  For the three months ended June 30, 2004,  pro forma Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, plus (i) $2.2 million for costs recorded by TTI related to an impairment loss for certain assets held for sale below carrying value.  Item (i) affected SG&A.  For the six months ended June 30, 2005, Adjusted EBITDA and pro forma Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, plus (i) $1.8 million for costs related to the sale of inventory that has been adjusted to fair value, (ii) ($1.0) million for the insurance proceeds related to the business interruption sustained at our facility in Cuyahoga Falls, Ohio.  Items (i) and (ii) affected gross profit.  For the six months ended June 30, 2004, Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, plus (i) $0.2 million for costs associated with the fire damage and resulting business interruption sustained at our facility in Cuyahoga Falls, Ohio. Item (i) affected gross profit.  For the six months ended June 30, 2004, pro forma Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, plus (i) $0.2 million for costs associated with the fire damage and resulting business interruption sustained at our facility in Cuyahoga Falls, Ohio, (ii)  $1.8 million for costs related to the sale of inventory that has been adjusted to fair value, (iii) $0.3 million for costs related to professional fees for the 2001 TTI proposed initial public offering, (iv) $2.2 million for costs recorded by TTI related to an impairment loss for certain assets held for sale below carrying value.  Items (i) and (ii) affected gross profit.  Items (iii) and (iv) affected SG&A.

(4)   Items related to our credit agreement refer to amounts utilized in the calculation of financial covenants in Accuride’s senior credit facility.  For the three months ended June 30, 2005, items related to our credit agreement consist of foreign currency losses and other income or expenses of $0.7 million.  For the three months ended June 30, 2004, items related to our credit agreement consist of foreign currency losses and other income or expenses of $1.7 million.  For the six months ended June 30, 2005, items related to our credit agreement consist of foreign currency losses and other income or expenses of $0.9 million.  For the six months ended June 30, 2004, items related to our credit agreement consist of foreign currency losses and other income or expenses of $1.5 million.

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ACCURIDE CORPORATION

CONSOLIDATED PRO FORMA AS ADJUSTED OPERATING EARNINGS

(THOUSANDS EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
PRO FORMA NET INCOME	$17,019	$7,962	$19,271	$14,737
Plus: Adjustment for IPO(1)	208	646	854	1,292
PRO FORMA AS ADJUSTED NET INCOME	17,227	8,608	20,125	16,029
Unrealized Loss from Interest Rate Swap(2)	1,586	—	676
Excluding Refinancing Costs and Loss on Extinguishment of Debt(2)	335	—	12,192	—
PRO FORMA AS ADJUSTED OPERATING EARNINGS	$19,148	$8,608	$32,993	$16,029

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
PRO FORMA AS ADJUSTED NET INCOME PER SHARE	$0.50	$0.25	$0.59	$0.47
Unrealized Loss from Interest Rate Swap(2)	0.05	—	0.02	—
Excluding Refinancing Costs and Loss on Extinguishment of Debt(2)	0.01	—	0.35	—
PRO FORMA AS ADJUSTED OPERATING EARNINGS PER SHARE	$0.56	$0.25	$0.96	$0.47

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
PRO FORMA AS ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED	34,399	34,334	34,365	34,334

Note:

(1)   Adjustment for IPO assumes completion of the initial public offering on January 1, 2004 and 2005 with net proceeds of $89.6 million used to pay down term loan debt at 4.65%.  Net impact is an after-tax reduction in interest costs including amortization of deferred financing costs assuming an effective tax rate of 39%.

(2)   Net impact is after-tax assuming an effective tax rate of 39%.

Adjusted EBITDA is not intended to represent cash flow as defined by generally accepted accounting principles (“GAAP”) and should not be considered as an indicator of cash flow from operations.  Adjusted EBITDA represents net income (loss) before net interest expense, income tax (expense) benefit, depreciation and amortization plus non-recurring items.  However, other companies may calculate Adjusted EBITDA differently.  Accuride has included information concerning Adjusted EBITDA in this press release because Accuride’s management and our board of directors use it as a measure of our performance to internal business plans to which a significant portion of management incentive programs are based.  In addition, future investment and capital allocation decisions are based on Adjusted EBITDA.  Investors and industry analysts use Adjusted EBITDA to measure the Company’s performance to historic results and to the Company’s peer group.  The Company has historically provided the measure in previous press releases and believes it provides transparency and continuity to investors for comparable purposes.  Certain financial covenants in our borrowing arrangements are tied to similar measures.

Pro forma as adjusted operating earnings and pro forma as adjusted operating earnings per share differ from the most directly comparable measure calculated in accordance with GAAP.  A reconciliation of each of these measures to the most directly comparable GAAP measure is included in this earnings release.  Management believes that these measures are useful to investors because they exclude transactions of an unusual nature, allowing investors to more easily compare the Company’s performance from period to period.

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